N / E / W / S R / E / L / E / A / S / E

January 27, 2022

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2021 RECORD RESULTS

First Merchants Corporation (NASDAQ - FRME) has reported fourth quarter 2021 net income of $47.7 million compared to $45.1 million during the same period in 2020. Earnings per share for the period totaled $.89 per share compared to the fourth quarter 2020 result of $.83 per share. Net income for the year ended December 31, 2021 totaled $205.5 million, compared to $148.6 million during the same period in 2020. Year-to-date earnings per share totaled $3.81 compared to $2.74 in 2020.

Total assets equaled $15.5 billion as of year-end and loans totaled $9.3 billion. The Corporation experienced organic loan growth of $566 million, or 6.6 percent, during 2021. This was offset by the forgiveness of Paycheck Protection Program (“PPP”) loans of $560 million, resulting in net loan growth of $6 million. Investments increased $1.4 billion, or 43.8 percent, during the year and now total $4.5 billion. Total deposits equaled $12.7 billion as of year-end and increased by $1.4 billion, or 12.1 percent, during 2021.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $195.4 million as of year-end, or 2.11 percent of total loans. Net charge-offs for the quarter totaled $4.6 million and no provision expense was recorded during the quarter or during the year ended 2021. Provision expense taken during the three and twelve months ended December 31, 2020 of $4.5 million and $58.7 million, respectively, reflected our view of increased credit risk in 2020 related to the COVID-19 pandemic. An increase of $74.1 million in the ACL was also recorded on January 1, 2021 reflecting the adoption of the current expected credit losses (CECL) model. Non-accrual loans totaled $43.1 million as of year-end.

Mark Hardwick, Chief Executive Officer, stated, “2021 proved to be a record year on many levels, including total assets, loans, deposits, net income and earnings per share. Our employees, customers and communities showed an incredible amount of toughness, determination, teamwork and compassion for one another during a difficult year. First Merchants’ future is bright because of this special combination of heart and grit.” Hardwick also added, “It’s an honor to lead this First Merchants team and to be part of the dynamic markets that we serve.”

Net-interest income totaled $410.7 million for the year, an increase of $28.6 million or 7.5 percent, in the face of a net-interest margin decline of 11 basis points to 3.18 percent, reflecting an asset sensitive balance sheet. Yield on earning assets declined by 40 basis points totaling 3.44 percent offset by a decline of 29 basis points in the cost of supporting liabilities, which totaled 26 basis points for the year-ended 2021. Yield on earning assets for the fourth quarter totaled 3.29 percent with cost of supporting liabilities totaling 25 basis points, resulting in a margin of 3.04 percent. PPP loans contributed 8 basis points to margin during the fourth quarter of 2021, which was a decline of 9 basis points from the third quarter 2021 and a decline of 8 basis points from the fourth quarter of 2020, as the pace of PPP loan forgiveness slowed.

Non-interest income totaled $109.3 million for the year, a $0.6 million decline from 2020. Customer-related line items accounted for an increase of $2.6 million, or 3 percent, and was offset by a decline of $6.2 million on the gains on sales of securities. Fiduciary and wealth management fees hit a record high of $28.4 million for 2021, which included an increase of $1 million from the acquisition of Hoosier Trust Company. This was offset by the headwinds of the full year impact of the Durbin Amendment adoption on card payment fees which was effective July of 2020.

Non-interest expense totaled $279.2 million for the year ended 2021, a $15.8 million increase from 2020. The increase is primarily due to higher salaries, incentives, and employee benefits costs.

The Corporation’s loan to deposit ratio now totals 73 percent and loan to asset ratio totals 60 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 13.92 percent, common equity tier 1 capital ratio equaled 11.68 percent, and the tangible common equity ratio totaled 9.01 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 27, 2022.

To participate, dial (Toll Free) 877-806-2932 and reference Conference ID 2169777. International callers please call +1 478-219-0639.

In order to view the webcast and presentation slides, please go to https://edge.media-server.com/mmc/p/i8985qq2 during the time of the call. A replay of the webcast will be available until January 27, 2023.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2021	2020
ASSETS
Cash and cash equivalents	$167,146	$192,896
Interest-bearing deposits	474,154	392,305
Investment securities, net of allowance for credit losses of $245,000 and $0	4,524,353	3,146,787
Loans held for sale	11,187	3,966
Loans	9,241,861	9,243,174
Less: Allowance for credit losses - loans	(195,397)	(130,648)
Net loans	9,046,464	9,112,526
Premises and equipment	105,655	111,062
Federal Home Loan Bank stock	28,736	28,736
Interest receivable	57,187	53,948
Goodwill and other intangibles	570,860	572,893
Cash surrender value of life insurance	291,041	292,745
Other real estate owned	558	940
Tax asset, deferred and receivable	35,641	12,340
Other assets	140,167	146,066
TOTAL ASSETS	$15,453,149	$14,067,210
LIABILITIES
Deposits:
Noninterest-bearing	$2,709,646	$2,298,138
Interest-bearing	10,022,931	9,063,472
Total Deposits	12,732,577	11,361,610
Borrowings:
Securities sold under repurchase agreements	181,577	177,102
Federal Home Loan Bank advances	334,055	389,430
Subordinated debentures and other borrowings	118,618	118,380
Total Borrowings	634,250	684,912
Interest payable	2,762	3,287
Other liabilities	170,989	141,756
Total Liabilities	13,540,578	12,191,565
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,410,411 and 53,922,359 shares	6,676	6,740
Additional paid-in capital	985,818	1,005,366
Retained earnings	864,839	788,578
Accumulated other comprehensive income	55,113	74,836
Total Stockholders' Equity	1,912,571	1,875,645
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,453,149	$14,067,210

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2021	2020	2021	2020
INTEREST INCOME
Loans receivable:
Taxable	$80,583	$90,138	$338,009	$358,264
Tax-exempt	5,635	5,414	22,110	21,483
Investment securities:
Taxable	8,028	5,263	29,951	24,440
Tax-exempt	15,411	12,056	55,331	42,341
Deposits with financial institutions	173	139	634	938
Federal Home Loan Bank stock	163	214	597	1,042
Total Interest Income	109,993	113,224	446,632	448,508
INTEREST EXPENSE
Deposits	5,589	7,509	23,319	51,740
Federal funds purchased	1	2	5	120
Securities sold under repurchase agreements	75	77	314	604
Federal Home Loan Bank advances	1,389	1,656	5,672	6,973
Subordinated debentures and other borrowings	1,666	1,669	6,642	6,944
Total Interest Expense	8,720	10,913	35,952	66,381
NET INTEREST INCOME	101,273	102,311	410,680	382,127
Provision for credit losses - loans	—	4,482	—	58,673
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	101,273	97,829	410,680	323,454
OTHER INCOME
Service charges on deposit accounts	6,462	5,508	23,571	20,999
Fiduciary and wealth management fees	7,078	6,251	28,362	23,747
Card payment fees	3,937	3,502	16,619	19,502
Net gains and fees on sales of loans	3,423	5,393	19,689	18,271
Derivative hedge fees	1,562	2,281	3,850	6,977
Other customer fees	361	394	1,490	1,497
Earnings on cash surrender value of life insurance	2,051	1,283	7,060	5,140
Net realized gains on sales of available for sale securities	358	2,398	5,674	11,895
Other income	615	473	3,008	1,898
Total Other Income	25,847	27,483	109,323	109,926
OTHER EXPENSES
Salaries and employee benefits	42,432	41,809	166,995	155,937
Net occupancy	5,644	9,653	23,326	26,756
Equipment	4,994	5,555	19,401	19,344
Marketing	1,840	1,763	5,762	6,609
Outside data processing fees	4,581	3,839	18,317	14,432
Printing and office supplies	356	307	1,217	1,304
Intangible asset amortization	1,463	1,476	5,747	5,987
FDIC assessments	1,862	1,560	6,243	5,804
Other real estate owned and foreclosure expenses	171	(1,576)	992	330
Professional and other outside services	3,627	2,836	11,913	8,901
Other expenses	5,466	5,314	19,300	18,001
Total Other Expenses	72,436	72,536	279,213	263,405
INCOME BEFORE INCOME TAX	54,684	52,776	240,790	169,975
Income tax expense	6,951	7,641	35,259	21,375
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$47,733	$45,135	$205,531	$148,600
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.89	$0.83	$3.82	$2.75
Diluted Net Income Available to Common Stockholders	$0.89	$0.83	$3.81	$2.74
Cash Dividends Paid	$0.29	$0.26	$1.13	$1.04
Average Diluted Shares Outstanding (in thousands)	53,660	54,050	53,984	54,220

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
NET CHARGE-OFFS	$4,575	$560	$9,306	$8,309

AVERAGE BALANCES:
Total Assets	$15,298,655	$13,968,047	$14,830,397	$13,466,269
Total Loans	9,076,652	9,240,304	9,170,650	9,051,155
Total Earning Assets	14,053,310	12,663,803	13,579,113	12,123,317
Total Deposits	12,647,737	11,283,040	12,176,231	10,728,106
Total Stockholders' Equity	1,890,229	1,856,896	1,866,632	1,825,135

FINANCIAL RATIOS:
Return on Average Assets	1.25%	1.29%	1.39%	1.10%
Return on Average Stockholders' Equity	10.10	9.72	11.01	8.14
Return on Average Common Stockholders' Equity	10.10	9.72	11.01	8.14
Average Earning Assets to Average Assets	91.86	90.66	91.56	90.03
Allowance for Credit Losses - Loans as % of Total Loans	2.11	1.41	2.11	1.41
Net Charge-offs as % of Average Loans (Annualized)	0.20	0.02	0.10	0.09
Average Stockholders' Equity to Average Assets	12.36	13.29	12.59	13.55
Tax Equivalent Yield on Average Earning Assets	3.29	3.72	3.44	3.84
Interest Expense/Average Earning Assets	0.25	0.34	0.26	0.55
Net Interest Margin (FTE) on Average Earning Assets	3.04	3.38	3.18	3.29
Efficiency Ratio	53.49	55.01	50.94	51.71
Tangible Common Book Value Per Share	$25.21	$24.27	$25.21	$24.27

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Non-Accrual Loans	$43,062	$51,502	$57,556	$57,923	$61,471
Renegotiated Loans	329	439	629	655	3,240
Non-Performing Loans (NPL)	43,391	51,941	58,185	58,578	64,711
Other Real Estate Owned and Repossessions	558	698	601	604	940
Non-Performing Assets (NPA)	43,949	52,639	58,786	59,182	65,651
90+ Days Delinquent	963	157	183	1,093	746
NPAs & 90 Day Delinquent	$44,912	$52,796	$58,969	$60,275	$66,397

Allowance for Credit Losses - Loans	$195,397	$199,972	$199,775	$201,082	$130,648
Quarterly Net Charge-offs	4,575	(197)	1,307	3,621	560
NPAs / Actual Assets %	0.28%	0.35%	0.39%	0.40%	0.47%
NPAs & 90 Day / Actual Assets %	0.29%	0.35%	0.40%	0.41%	0.47%
NPAs / Actual Loans and OREO %	0.47%	0.58%	0.64%	0.63%	0.71%
Allowance for Credit Losses - Loans / Actual Loans (%)	2.11%	2.21%	2.19%	2.16%	1.41%
Net Charge-offs as % of Average Loans (Annualized)	0.20%	(0.01)%	0.06%	0.16%	0.02%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
ASSETS
Cash and cash equivalents	$167,146	$169,261	$167,596	$187,901	$192,896
Interest-bearing deposits	474,154	369,447	438,863	392,806	392,305
Investment securities, net of allowance for credit losses	4,524,353	4,445,516	4,148,314	3,700,857	3,146,787
Loans held for sale	11,187	5,990	18,582	4,430	3,966
Loans	9,241,861	9,041,576	9,121,250	9,318,228	9,243,174
Less: Allowance for credit losses - loans	(195,397)	(199,972)	(199,775)	(201,082)	(130,648)
Net loans	9,046,464	8,841,604	8,921,475	9,117,146	9,112,526
Premises and equipment	105,655	104,814	103,822	109,432	111,062
Federal Home Loan Bank stock	28,736	28,736	28,736	28,736	28,736
Interest receivable	57,187	53,079	54,173	54,662	53,948
Goodwill and other intangibles	570,860	572,323	573,786	571,536	572,893
Cash surrender value of life insurance	291,041	291,825	294,462	293,766	292,745
Other real estate owned	558	698	601	604	940
Tax asset, deferred and receivable	35,641	39,504	36,924	40,163	12,340
Other assets	140,167	137,928	135,763	127,027	146,066
TOTAL ASSETS	$15,453,149	$15,060,725	$14,923,097	$14,629,066	$14,067,210
LIABILITIES
Deposits:
Noninterest-bearing	$2,709,646	$2,554,323	$2,479,853	$2,494,891	$2,298,138
Interest-bearing	10,022,931	9,794,366	9,723,547	9,456,889	9,063,472
Total Deposits	12,732,577	12,348,689	12,203,400	11,951,780	11,361,610
Borrowings:
Securities sold under repurchase agreements	181,577	183,589	146,904	185,721	177,102
Federal Home Loan Bank advances	334,055	334,149	334,243	359,337	389,430
Subordinated debentures and other borrowings	118,618	118,558	118,498	118,439	118,380
Total Borrowings	634,250	636,296	599,645	663,497	684,912
Interest payable	2,762	3,736	2,929	4,020	3,287
Other liabilities	170,989	203,914	245,323	203,913	141,756
Total Liabilities	13,540,578	13,192,635	13,051,297	12,823,210	12,191,565
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,676	6,689	6,747	6,744	6,740
Additional paid-in capital	985,818	988,659	1,009,182	1,007,300	1,005,366
Retained earnings	864,839	832,728	795,666	755,877	788,578
Accumulated other comprehensive income	55,113	39,889	60,080	35,810	74,836
Total Stockholders' Equity	1,912,571	1,868,090	1,871,800	1,805,856	1,875,645
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,453,149	$15,060,725	$14,923,097	$14,629,066	$14,067,210

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
INTEREST INCOME
Loans receivable:
Taxable	$80,583	$85,319	$87,002	$85,105	$90,138
Tax-exempt	5,635	5,591	5,545	5,339	5,414
Investment securities:
Taxable	8,028	7,788	7,440	6,695	5,263
Tax-exempt	15,411	14,464	13,071	12,385	12,056
Deposits with financial institutions	173	218	129	114	139
Federal Home Loan Bank stock	163	168	88	178	214
Total Interest Income	109,993	113,548	113,275	109,816	113,224
INTEREST EXPENSE
Deposits	5,589	5,707	5,823	6,200	7,509
Federal funds purchased	1	—	2	2	2
Securities sold under repurchase agreements	75	77	75	87	77
Federal Home Loan Bank advances	1,389	1,389	1,452	1,442	1,656
Subordinated debentures and other borrowings	1,666	1,660	1,659	1,657	1,669
Total Interest Expense	8,720	8,833	9,011	9,388	10,913
NET INTEREST INCOME	101,273	104,715	104,264	100,428	102,311
Provision for credit losses - loans	—	—	—	—	4,482
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	101,273	104,715	104,264	100,428	97,829
OTHER INCOME
Service charges on deposit accounts	6,462	6,249	5,596	5,264	5,508
Fiduciary and wealth management fees	7,078	7,352	7,510	6,422	6,251
Card payment fees	3,937	4,156	4,159	4,367	3,502
Net gains and fees on sales of loans	3,423	3,955	8,325	3,986	5,393
Derivative hedge fees	1,562	1,028	943	317	2,281
Other customer fees	361	393	368	368	394
Earnings on cash surrender value of life insurance	2,051	2,468	1,205	1,336	1,283
Net realized gains on sales of available for sale securities	358	1,756	1,761	1,799	2,398
Other income	615	1,144	1,017	232	473
Total Other Income	25,847	28,501	30,884	24,091	27,483
OTHER EXPENSES
Salaries and employee benefits	42,432	43,314	42,438	38,811	41,809
Net occupancy	5,644	5,576	5,615	6,491	9,653
Equipment	4,994	4,529	4,848	5,030	5,555
Marketing	1,840	1,676	1,122	1,124	1,763
Outside data processing fees	4,581	4,794	4,698	4,244	3,839
Printing and office supplies	356	265	313	283	307
Intangible asset amortization	1,463	1,463	1,464	1,357	1,476
FDIC assessments	1,862	1,552	1,461	1,368	1,560
Other real estate owned and foreclosure expenses	171	(91)	178	734	(1,576)
Professional and other outside services	3,627	2,767	2,976	2,543	2,836
Other expenses	5,466	5,539	4,182	4,113	5,314
Total Other Expenses	72,436	71,384	69,295	66,098	72,536
INCOME BEFORE INCOME TAX	54,684	61,832	65,853	58,421	52,776
Income tax expense	6,951	9,062	10,294	8,952	7,641
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$47,733	$52,770	$55,559	$49,469	$45,135

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.89	$0.98	$1.03	$0.92	$0.83
Diluted Net Income Available to Common Stockholders	$0.89	$0.98	$1.03	$0.91	$0.83
Cash Dividends Paid	$0.29	$0.29	$0.29	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	53,660	53,960	54,184	54,134	54,050
FINANCIAL RATIOS:
Return on Average Assets	1.25%	1.41%	1.51%	1.39%	1.29%
Return on Average Stockholders' Equity	10.10	11.17	12.04	10.75	9.72
Return on Average Common Stockholders' Equity	10.10	11.17	12.04	10.75	9.72
Average Earning Assets to Average Assets	91.86	91.57	91.87	91.43	90.66
Allowance for Credit Losses - Loans as % of Total Loans	2.11	2.21	2.19	2.16	1.41
Net Charge-offs as % of Average Loans (Annualized)	0.20	(0.01)	0.06	0.16	0.02
Average Stockholders' Equity to Average Assets	12.36	12.59	12.51	12.92	13.29
Tax Equivalent Yield on Average Earning Assets	3.29	3.46	3.49	3.52	3.72
Interest Expense/Average Earning Assets	0.25	0.26	0.27	0.29	0.34
Net Interest Margin (FTE) on Average Earning Assets	3.04	3.20	3.22	3.23	3.38
Efficiency Ratio	53.49	51.18	48.91	50.23	55.01
Tangible Common Book Value Per Share	$25.21	$24.31	$24.15	$22.98	$24.27

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Commercial and industrial loans	$2,714,565	$2,573,615	$2,671,076	$2,876,212	$2,776,699
Agricultural land, production and other loans to farmers	246,442	240,686	235,020	245,631	281,884
Real estate loans:
Construction	523,066	521,889	491,200	541,224	484,723
Commercial real estate, non-owner occupied	2,135,459	2,150,387	2,263,497	2,178,832	2,220,949
Commercial real estate, owner occupied	986,720	952,441	953,501	950,038	958,501
Residential	1,159,127	1,154,373	1,127,442	1,239,925	1,234,741
Home equity	523,754	531,307	489,997	482,229	508,259
Individuals' loans for household and other personal expenditures	146,092	135,093	130,819	126,387	129,479
Public finance and other commercial loans	806,636	781,785	758,698	677,750	647,939
Loans	9,241,861	9,041,576	9,121,250	9,318,228	9,243,174
Allowance for credit losses - loans	(195,397)	(199,972)	(199,775)	(201,082)	(130,648)
NET LOANS	$9,046,464	$8,841,604	$8,921,475	$9,117,146	$9,112,526

DEPOSITS
(Dollars In Thousands)	Deember 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Demand deposits	$7,704,190	$7,317,399	$7,261,603	$7,245,850	$6,821,152
Savings deposits	4,334,802	4,301,483	4,157,552	3,857,624	3,661,713
Certificates and other time deposits of $100,000 or more	273,379	283,396	304,394	332,745	346,194
Other certificates and time deposits	389,752	404,010	423,922	449,655	459,168
Brokered deposits	30,454	42,401	55,929	65,906	73,383
TOTAL DEPOSITS	$12,732,577	$12,348,689	$12,203,400	$11,951,780	$11,361,610

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	December 31, 2021			December 31, 2020
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$558,677	$173	0.12%	$437,766	$139	0.13%
Federal Home Loan Bank stock	28,736	163	2.27	28,736	214	2.98
Investment Securities: (1)
Taxable	1,936,519	8,028	1.66	1,222,916	5,263	1.72
Tax-Exempt (2)	2,452,726	19,508	3.18	1,734,081	15,261	3.52
Total Investment Securities	4,389,245	27,536	2.51	2,956,997	20,524	2.78
Loans held for sale	20,688	196	3.79	19,103	200	4.19
Loans: (3)
Commercial	6,703,241	65,867	3.93	6,925,491	73,530	4.25
Real Estate Mortgage	889,571	7,866	3.54	911,042	9,482	4.16
Installment	711,309	6,654	3.74	698,619	6,925	3.96
Tax-Exempt (2)	751,843	7,133	3.79	686,049	6,854	4.00
Total Loans	9,076,652	87,716	3.87	9,240,304	96,991	4.20
Total Earning Assets	14,053,310	115,588	3.29%	12,663,803	117,868	3.72%
Total Non-Earning Assets	1,245,345			1,304,244
Total Assets	$15,298,655			$13,968,047
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,912,556	$3,637	0.30%	$4,393,991	$3,888	0.35%
Money market deposits	2,518,612	809	0.13	2,051,985	1,164	0.23
Savings deposits	1,828,631	461	0.10	1,613,886	634	0.16
Certificates and other time deposits	706,617	682	0.39	961,187	1,823	0.76
Total Interest-bearing Deposits	9,966,416	5,589	0.22	9,021,049	7,509	0.33
Borrowings	620,398	3,131	2.02	683,068	3,404	1.99
Total Interest-bearing Liabilities	10,586,814	8,720	0.33	9,704,117	10,913	0.45
Noninterest-bearing deposits	2,681,321			2,261,991
Other liabilities	140,291			145,043
Total Liabilities	13,408,426			12,111,151
Stockholders' Equity	1,890,229			1,856,896
Total Liabilities and Stockholders' Equity	$15,298,655	8,720		$13,968,047	10,913
Net Interest Income (FTE)		$106,868			$106,955
Net Interest Spread (FTE) (4)			2.96%			3.27%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.29%			3.72%
Interest Expense / Average Earning Assets			0.25%			0.34%
Net Interest Margin (FTE) (5)			3.04%			3.38%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2021 and 2020. These totals equal $5,595 and $4,644 for the three months ended December 31, 2021 and 2020, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Twelve Months Ended
	December 31, 2021			December 31, 2020
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$521,637	$634	0.12%	$319,686	$938	0.29%
Federal Home Loan Bank stock	28,736	597	2.08	28,736	1,042	3.63
Investment Securities: (1)
Taxable	1,751,910	29,951	1.71	1,282,827	24,440	1.91
Tax-Exempt (2)	2,106,180	70,039	3.33	1,440,913	53,596	3.72
Total Investment Securities	3,858,090	99,990	2.59	2,723,740	78,036	2.87
Loans held for sale	19,190	747	3.89	18,559	781	4.21
Loans: (3)
Commercial	6,818,968	276,368	4.05	6,755,215	286,773	4.25
Real Estate Mortgage	916,314	34,783	3.80	889,083	40,002	4.50
Installment	683,925	26,111	3.82	718,815	30,708	4.27
Tax-Exempt (2)	732,253	27,987	3.82	669,483	27,194	4.06
Total Loans	9,170,650	365,996	3.99	9,051,155	385,458	4.26
Total Earning Assets	13,579,113	467,217	3.44%	12,123,317	465,474	3.84%
Total Non-Earning Assets	1,251,284			1,342,952
Total Assets	$14,830,397			$13,466,269
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,769,482	$14,512	0.30%	$4,009,566	$20,239	0.50%
Money market deposits	2,351,803	3,203	0.14	1,769,478	7,810	0.44
Savings deposits	1,754,972	1,886	0.11	1,534,069	3,641	0.24
Certificates and other time deposits	783,733	3,718	0.47	1,346,967	20,050	1.49
Total Interest-bearing Deposits	9,659,990	23,319	0.24	8,660,080	51,740	0.60
Borrowings	639,791	12,633	1.97	768,238	14,641	1.91
Total Interest-bearing Liabilities	10,299,781	35,952	0.35	9,428,318	66,381	0.70
Noninterest-bearing deposits	2,516,241			2,068,026
Other liabilities	147,743			144,790
Total Liabilities	12,963,765			11,641,134
Stockholders' Equity	1,866,632			1,825,135
Total Liabilities and Stockholders' Equity	$14,830,397	35,952		$13,466,269	66,381
Net Interest Income (FTE)		$431,265			$399,093
Net Interest Spread (FTE) (4)			3.09%			3.14%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.44%			3.84%
Interest Expense / Average Earning Assets			0.26%			0.55%
Net Interest Margin (FTE) (5)			3.18%			3.29%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2021 and 2020. These totals equal $20,585 and $16,966 for the twelve months ended December 31, 2021 and 2020, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.